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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 18, 2001

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                              TRICORD SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-21366                 41-1590621
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    (State of or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)


              2905 Northwest Boulevard, Suite 20,
                      Plymouth, Minnesota                           55441
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            (Address of principal executive offices)              (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


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ITEM 5.  OTHER

On September 18, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing restructuring, expense reductions. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   September 18, 2001            By /s/ Steven E. Opdahl
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                                              Steven E. Opdahl
                                              Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit              Item                                                          Method of Filing
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99.1                 Press Release dated September 18, 2001, announcing             Filed herewith electronically
                     restructuring, expense reductions.